Earnings Release | July 26, 2018

About GWB Company Snapshot EPS Performance $2.19 • Full-service regional bank focused on relationship-based CAGR EPS 10% $2.46 $0.23 $2.31 $1.82 business and agribusiness banking $2.45 $1.96 $1.81 • 173 banking branches across nine states: Arizona, $1.90 $2.14 $1.81 Colorado, Iowa, Kansas, Minnesota, Missouri, Nebraska, $1.66 North Dakota and South Dakota • Headquartered in Sioux Falls, South Dakota • 6th largest farm lender bank in the U.S. as of 03/31/18 (1) FY13 FY14 FY15 FY16 FY17 FY17 YTD FY18 YTD EPS - diluted Adj. EPS - diluted (2) Strong Earnings Growth and Efficiency Market Presence $145 $129 $131 $13 $10 $107 $116 $105 $109 $121 $96 51% 50% 48% 50% 47% 46% 47% FY13 FY14 FY15 FY16 FY17 FY17 YTD FY18 YTD Net Income ($MM) Adj. Net Income ($MM) (2) Efficiency Ratio (2) (1) Source: American Banker's Association 2 (2) Efficiency ratio, adjusted net income and adjusted EPS are non-GAAP measures. See appendix for reconciliations.

Executing on Strategy Focused • Total loans increased $41.5 million during the quarter bringing FYTD annualized loan growth to 6.1% Business • Loan growth was primarily driven by commercial real estate in both non-owner and owner-occupied Banking Franchise with segments Agribusiness • Deposit balances increased by $198.4 million compared to March 31, 2018 Expertise • Fully diluted EPS(1) of $0.78 for the quarter compared to $0.69 for 2QFY18, an increase of 13.0% Strong (1) Profitability and • Profitability remains strong with ROTCE of 17.7% and ROAA of 1.55% for the quarter and 15.2% Growth Driven by ROTCE(1) and 1.32% ROAA for FYTD a Highly Efficient • Efficiency ratio(1) of 45.8% for the quarter compared to 48.6% for the prior quarter Operating Model • All regulatory capital ratios remain above minimums to be considered “well capitalized” Strong Capital Generation and • Strong earnings support a quarterly dividend of $0.25 per share Attractive ◦ Dividend payable August 22, 2018 to stockholders of record as of the close of business on Dividend August 10, 2018 • Net charge-offs of $4.0 million during the quarter represent 0.17% of average total loans on an Risk annualized basis Management • Loans graded "Substandard" increased by 6.6% to $268.0 million, loans graded "Watch" decreased Driving Strong Credit Quality by 6.4% to $276.0 million, nonaccrual loans decreased by 3.0% to $127.3 million and other repossessed property decreased by 38.9% to $10.2 million compared to March 31, 2018 (1) This is a non-GAAP measure. See appendix for reconciliation. 3

# Revenue

Great Western Bancorp, Inc.

## Revenue Highlights

- Net interest income (FTE) increased 4.1% to $106.4 million compared to 2QFY18
  - Higher loan interest income was driven by growth in average loans partially offset by higher interest expense associated with a 13 basis point increase in cost of deposits
- NIM (FTE) up 5 basis points and adjusted NIM (FTE) [(2)] up 8 basis points on a sequential quarter basis
- Noninterest income, excluding the change in fair value of fair value option loans, the net gain (loss) on related derivatives, and contract commencement bonus of $2.6 million in 2QFY18, increased 9% compared to 2QFY18

## Net Interest Income ($MM) and NIM



$99.0
$106.4
$296.0
$310.8
3.92%
3.79%
3.97%
3.94%
3.89%
3.73%
3.93%
3.87%
3QFY17
3QFY18
FY17 YTD
FY18 YTD
Net Interest Income (FTE)
NIM (FTE)
Adjusted NIM (FTE) (2)

## NIM Analysis



3.92%
0.06%
3.86%
0.02%
-0.02%
0.08%
-0.03%
3.97%
0.03%
3.94%
Cost of swaps: 0.03% current quarter vs 0.06% prior quarter
2QFY18
Investment yield
FHLB yield
Loans
Time deposit yield
3QFY18
NIM (FTE)
Adjusted NIM (FTE) (2)

## Noninterest Income [(1)]



Wealth management, $2,242
Mortgage banking income, net, $1,352
Gain on security sales, $15
Other, $1,952
Service charges and other fees, $12,655

(1) Chart excludes changes related to loans and derivatives at fair value which netted $0.7 million for the quarter. Dollars in thousands.
(2) Adjusted NIM (FTE) is a non-GAAP measure. See appendix for reconciliations.

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Earnings, Expenses & Provision Highlights Net Income ($MM) • Adjusted net income(1) of $45.9 million, an increase of 13% $46 $43 $41 over 2QFY18 $38 $35 $14 ◦ Strong ROAA of 1.55% $29 • Efficiency ratio(1) was 45.8%, down from 48.6% for 2QFY18 1.55% 1.25% 1.30% 1.40% • Provision for loan losses was $3.5 million, a decrease of 1.00% $1.4 million compared to 2QFY18 • Noninterest expense decreased 2.2% to $57.9 million from 3QFY17 4QFY17 1QFY18 2QFY18 3QFY18 2QFY18 Net Income Adjusted net income (1) ROAA Noninterest Expense ($MM) Provision for Loan Losses ($MM) 2.2% decrease in total noninterest $16.9 expense sequentially $171.9 $161.3 $57.9 $5.8 $54.9 $160.6 $13.0 46.3% 46.7% $3.5 46.7% 45.8% 3QFY17 3QFY18 FY17 YTD FY18 YTD 3QFY17 3QFY18 FY17 YTD FY18 YTD (1) Noninterest expense Acquisition expense Efficiency Ratio 5 (1) Efficiency ratio and adjusted net income are non-GAAP measures. See appendix for reconciliations.

Balance Sheet Overview Balance Sheet Highlights Total Loans ($MM) • Outstanding loans increased $41.5 million during the 6.1% annualized quarter, bringing the FYTD annualized growth to 6.1% FYTD growth $9,380 $8,683 $8,969 ◦ Loan growth focused in non-owner-occupied and $7,325 $864 owner occupied CRE $6,363 $6,787 $7,819 • Deposits grew $198.4 million, or 2.1%, during the quarter • All key regulatory capital ratios increased compared to September 30, 2017 FY13 FY14 FY15 FY16 FY17 3QFY18 Total Loans Loans Acquired Deposits ($MM) Capital $9,585 13.8% 6.8% FYTD growth $8,978 12.9% 12.8% $8,605 12.1% 12.2% 12.5% $863 12.4% $7,052 $7,387 11.8% 11.8% $6,948 $7,742 0.70% 10.9% 11.1% 11.4% 0.48% 0.40% 0.36% 9.2% 9.5% 0.32% 0.32% 8.2% 8.2% 8.3% 8.5% FY13 FY14 FY15 FY16 FY17 3QFY18 FY13 FY14 FY15 FY16 FY17 3QFY18 Total Deposits Deposits Acquired Cost of Deposits Tier 1 Capital Total Capital TCE / TA (1) (1) TCE / TA is a non-GAAP measure. See appendix for reconciliation. 6

Asset Quality Highlights Net Charge-offs / Average Total Loans • Ratio of ALLL / total loans was 0.69% at June 30, 2018, down from 0.70% at March 31, 2018 (1) ◦ Comprehensive Credit-Related Coverage is 0.98% , 0.88% inclusive of acquired loan marks and credit adjustment on loans at fair value 0.54% • Nonaccrual loans decreased by $4.0 million, loans graded 0.44% “Watch” decreased $18.9 million and loans graded 0.26% “Substandard” increased $16.7 million during the quarter 0.14% 0.13% 0.12% 0.17% ◦ Nonaccrual decrease driven by charge-offs and pay downs FY11 FY12 FY13 FY14 FY15 FY16 FY17 FY18 YTD Watch & Substandard Loans ($MM) Sound Credit Quality “Watch” and “Substandard” 2.76% 83.8% loans declined as a $570 $545 $544 percentage of total loans $242 $494 $233 $268 2.03% $414 $184 60.2% 51.1% $358 $126 50.8% 43.3% 45.9% $139 42.4% 6.7% 6.6% 1.16% 1.46% 1.54% 5.6% 6.1% 6.1% 5.8% 0.93% 1.36% $328 $288 $310 $312 $276 $219 FY13 FY14 FY15 FY16 FY17 3QFY18 FY12 FY13 FY14 FY15 FY16 FY17 3QFY18 Watch Loans Substandard Loans % of Total Loans NALs / Total Loans Reserves / NALs (1) Comprehensive Credit-Related Coverage is a non-GAAP measure. 7

Proven Business Strategy Focused Business Banking Franchise with Agribusiness Expertise Attract and Retain High-Quality Relationship Bankers Invest in Organic Growth While Optimizing Footprint Deepen Customer Relationships Explore Accretive Strategic Acquisition Opportunities Strong Profitability and Growth Driven by a Highly Efficient Operating Model Strong Capital Generation and Attractive Dividend Risk Management Driving Stable Credit Quality 8

Disclosures Forward-Looking Statements: This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements about Great Western Bancorp, Inc.’s expectations, beliefs, plans, strategies, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipates,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “views,” “intends” and similar words or phrases. In particular, the statements included in this Earnings Release concerning Great Western Bancorp, Inc.’s expected performance and strategy, the outlook for its agricultural lending segment and the interest rate environment are not historical facts and are forward-looking. Accordingly, the forward-looking statements in this Earnings Release are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties, that could cause actual results to differ materially from those expressed. All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations, and, therefore, you are cautioned not to place undue reliance on such statements. Any forward-looking statements are qualified in their entirety by reference to the factors discussed in the sections titled “Item 1A. Risk Factors” and "Cautionary Note Regarding Forward-Looking Statements" in Great Western Bancorp, Inc.’s Annual Report on Form 10-K for the fiscal year ended September 30, 2017 and in the Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2018. Further, any forward-looking statement speaks only as of the date on which it is made, and Great Western Bancorp, Inc. undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. Non-GAAP Financial Measures: This presentation contains non-GAAP measures which our management relies on in making financial and operational decisions about our business and which exclude certain items that we do not consider reflective of our business performance. We believe that the presentation of these measures provides investors with greater transparency and supplemental data relating to our financial condition and results of operations. These non-GAAP measures should be considered in context with our GAAP results. A reconciliation of these non-GAAP measures appears in our earnings release dated July 26, 2018 and in Appendix 1 to this presentation. Our earnings release and this presentation are available in the Investor Relations section of our website at www.greatwesternbank.com. Our earnings release and this presentation are also available as part of our Current Report on Form 8-K filed with the SEC on July 26, 2018. Explanatory Note: In this presentation, all financial information presented refers to the financial results of Great Western Bancorp, Inc. combined with those of its predecessor, Great Western Bancorporation, Inc. 9

Appendix 1 Non-GAAP Measures

# Non-GAAP Measures

Great Western Bancorp, Inc.

| | At or for the nine months ended: | | At or for the three months ended: | | | | |
|---|---|---|---|---|---|---|---|
| | June 30, 2018 | June 30, 2017 | June 30, 2018 | March 31, 2018 | December 31, 2017 | September 30, 2017 | June 30, 2017 |
| **Adjusted net income and adjusted earnings per common share:** | | | | | | | |
| Net income - GAAP | $ 115,636 | $ 107,125 | $ 45,874 | $ 40,532 | $ 29,230 | $ 37,662 | $ 35,060 |
| Add: Acquisition expenses, net of tax | — | 440 | — | — | — | — | — |
| Add: Deferred taxes revaluation | 13,586 | — | — | — | 13,586 | — | — |
| Adjusted net income | $ 129,222 | $ 107,565 | $ 45,874 | $ 40,532 | $ 42,816 | $ 37,662 | $ 35,060 |
| Weighted average diluted common shares outstanding | 59,134,635 | 59,065,402 | 59,170,058 | 59,146,117 | 59,087,729 | 59,914,144 | 59,130,632 |
| Earnings per common share - diluted | $ 1.96 | $ 1.81 | $ 0.78 | $ 0.69 | $ 0.49 | $ 0.64 | $ 0.59 |
| Adjusted earnings per common share - diluted | $ 2.19 | $ 1.82 | $ 0.78 | $ 0.69 | $ 0.72 | $ 0.64 | $ 0.59 |
| **Tangible net income and return on average tangible common equity:** | | | | | | | |
| Net income - GAAP | $ 115,636 | $ 107,125 | $ 45,874 | $ 40,532 | $ 29,230 | $ 37,662 | $ 35,060 |
| Add: Amortization of intangible assets, net of tax | 1,117 | 1,663 | 366 | 376 | 376 | 380 | 488 |
| Tangible net income | $ 116,753 | $ 108,788 | $ 46,240 | $ 40,908 | $ 29,606 | $ 38,042 | $ 35,548 |
| Average common equity | $ 1,775,767 | $ 1,689,491 | $ 1,796,066 | $ 1,770,117 | $ 1,761,127 | $ 1,740,429 | $ 1,715,460 |
| Less: Average goodwill and other intangible assets | 747,718 | 749,667 | 747,294 | 747,716 | 748,144 | 748,571 | 749,074 |
| Average tangible common equity | $ 1,028,049 | $ 939,824 | $ 1,048,772 | $ 1,022,401 | $ 1,012,983 | $ 991,858 | $ 966,386 |
| Return on average common equity * | 8.7% | 8.5% | 10.2% | 9.3% | 6.6% | 8.6% | 8.2% |
| Return on average tangible common equity ** | 15.2% | 15.5% | 17.7% | 16.2% | 11.6% | 15.2% | 14.8% |

* Calculated as net income - GAAP divided by average common equity. Annualized for partial-year periods.

** Calculated as tangible net income divided by average tangible common equity. Annualized for partial-year periods.

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# Non-GAAP Measures

Great Western Bancorp, Inc.

| | At or for the nine months ended: | | At or for the three months ended: | | | | |
|---|---|---|---|---|---|---|---|
| | June 30, 2018 | June 30, 2017 | June 30, 2018 | March 31, 2018 | December 31, 2017 | September 30, 2017 | June 30, 2017 |
| **Adjusted net interest income and adjusted net interest margin (fully-tax equivalent basis):** | | | | | | | |
| Net interest income - GAAP | $ 305,848 | $ 289,524 | $ 104,672 | $ 100,553 | $ 100,622 | $ 99,672 | $ 96,888 |
| Add: Tax equivalent adjustment | 4,910 | 6,477 | 1,729 | 1,616 | 1,565 | 2,122 | 2,154 |
| Net interest income (FTE) | 310,758 | 296,001 | 106,401 | 102,169 | 102,187 | 101,794 | 99,042 |
| Add: Current realized derivative gain (loss) | (4,946) | (11,681) | (830) | (1,640) | (2,476) | (2,714) | (3,320) |
| Adjusted net interest income (FTE) | $ 305,812 | $ 284,320 | $ 105,571 | $ 100,529 | $ 99,711 | $ 99,080 | $ 95,722 |
| Average interest-earning assets | $ 10,577,420 | $ 10,185,187 | $ 10,748,078 | $ 10,571,300 | $ 10,412,882 | $ 10,283,401 | $ 10,124,404 |
| Net interest margin (FTE) * | 3.93% | 3.89% | 3.97% | 3.92% | 3.89% | 3.93% | 3.92% |
| Adjusted net interest margin (FTE) ** | 3.87% | 3.73% | 3.94% | 3.86% | 3.80% | 3.82% | 3.79% |

* Calculated as net interest income (FTE) divided by average interest earning assets. Annualized for partial-year periods.

** Calculated as adjusted net interest income (FTE) divided by average interest earning assets. Annualized for partial-year periods.

| | June 30, 2018 | June 30, 2017 | June 30, 2018 | March 31, 2018 | December 31, 2017 | September 30, 2017 | June 30, 2017 |
|---|---|---|---|---|---|---|---|
| **Adjusted interest income and adjusted yield (fully-tax equivalent basis), on non ASC 310-30 loans:** | | | | | | | |
| Interest income - GAAP | $ 324,506 | $ 293,483 | $ 112,760 | $ 106,811 | $ 104,935 | $ 102,998 | $ 98,724 |
| Add: Tax equivalent adjustment | 4,910 | 6,477 | 1,729 | 1,616 | 1,565 | 2,122 | 2,154 |
| Interest income (FTE) | 329,416 | 299,960 | 114,489 | 108,427 | 106,500 | 105,120 | 100,878 |
| Add: Current realized derivative gain (loss) | (4,946) | (11,681) | (830) | (1,640) | (2,476) | (2,714) | (3,320) |
| Adjusted interest income (FTE) | $ 324,470 | $ 288,279 | $ 113,659 | $ 106,787 | $ 104,024 | $ 102,406 | $ 97,558 |
| Average non ASC 310-30 loans | $ 9,042,253 | $ 8,532,650 | $ 9,220,931 | $ 9,064,899 | $ 8,840,929 | $ 8,728,514 | $ 8,550,349 |
| Yield (FTE) * | 4.87% | 4.70% | 4.98% | 4.85% | 4.78% | 4.78% | 4.73% |
| Adjusted yield (FTE) ** | 4.80% | 4.52% | 4.94% | 4.78% | 4.67% | 4.65% | 4.58% |

* Calculated as interest income (FTE) divided by average loans. Annualized for partial-year periods.

** Calculated as adjusted interest income (FTE) divided by average loans. Annualized for partial-year periods.

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# Non-GAAP Measures

Great Western Bancorp, Inc.

| | At or for the nine months ended: | | At or for the three months ended: | | | | |
|---|---|---|---|---|---|---|---|
| | June 30, 2018 | June 30, 2017 | June 30, 2018 | March 31, 2018 | December 31, 2017 | September 30, 2017 | June 30, 2017 |
| **Efficiency ratio:** | | | | | | | |
| Total revenue - GAAP | $ 360,203 | $ 337,998 | $ 123,611 | $ 119,295 | $ 117,296 | $ 114,412 | $ 114,215 |
| Add: Tax equivalent adjustment | 4,910 | 6,477 | 1,729 | 1,616 | 1,565 | 2,122 | 2,154 |
| Total revenue (FTE) | $ 365,113 | $ 344,475 | $ 125,340 | $ 120,911 | $ 118,861 | $ 116,534 | $ 116,369 |
| Noninterest expense | $ 171,875 | $ 161,312 | $ 57,863 | $ 59,144 | $ 54,868 | $ 55,332 | $ 54,922 |
| Less: Amortization of intangible assets | 1,268 | 1,927 | 416 | 426 | 426 | 430 | 538 |
| Tangible noninterest expense | $ 170,607 | $ 159,385 | $ 57,447 | $ 58,718 | $ 54,442 | $ 54,902 | $ 54,384 |
| Efficiency ratio * | 46.7% | 46.3% | 45.8% | 48.6% | 45.8% | 47.1% | 46.7% |

* Calculated as the ratio of tangible noninterest expense to total revenue (FTE).

| | | | | | | | |
|---|---|---|---|---|---|---|---|
| **Tangible common equity and tangible common equity to tangible assets:** | | | | | | | |
| Total stockholders' equity | $ 1,816,741 | $ 1,732,983 | $ 1,816,741 | $ 1,788,698 | $ 1,767,873 | $ 1,755,000 | $ 1,732,983 |
| Less: Goodwill and other intangible assets | 747,129 | 748,828 | 747,129 | 747,545 | 747,971 | 748,397 | 748,828 |
| Tangible common equity | $ 1,069,612 | $ 984,155 | $ 1,069,612 | $ 1,041,153 | $ 1,019,902 | $ 1,006,603 | $ 984,155 |
| Total assets | $ 12,009,048 | $ 11,466,184 | $ 12,009,048 | $ 11,992,317 | $ 11,806,581 | $ 11,690,011 | $ 11,466,184 |
| Less: Goodwill and other intangible assets | 747,129 | 748,828 | 747,129 | 747,545 | 747,971 | 748,397 | 748,828 |
| Tangible assets | $ 11,261,919 | $ 10,717,356 | $ 11,261,919 | $ 11,244,772 | $ 11,058,610 | $ 10,941,614 | $ 10,717,356 |
| Tangible common equity to tangible assets | 9.5% | 9.2% | 9.5% | 9.3% | 9.2% | 9.2% | 9.2% |
| **Tangible book value per share:** | | | | | | | |
| Total stockholders' equity | $ 1,816,741 | $ 1,732,983 | $ 1,816,741 | $ 1,788,698 | $ 1,767,873 | $ 1,755,000 | $ 1,732,983 |
| Less: Goodwill and other intangible assets | 747,129 | 748,828 | 747,129 | 747,545 | 747,971 | 748,397 | 748,828 |
| Tangible common equity | $ 1,069,612 | $ 984,155 | $ 1,069,612 | $ 1,041,153 | $ 1,019,902 | $ 1,006,603 | $ 984,155 |
| Common shares outstanding | 58,911,563 | 58,761,597 | 58,911,563 | 58,896,189 | 58,896,189 | 58,834,066 | 58,761,597 |
| Book value per share - GAAP | $ 30.84 | $ 29.49 | $ 30.84 | $ 30.37 | $ 30.02 | $ 29.83 | $ 29.49 |
| Tangible book value per share | $ 18.16 | $ 16.75 | $ 18.16 | $ 17.68 | $ 17.32 | $ 17.11 | $ 16.75 |

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Non-GAAP Measures Comprehensive Credit-Related Coverage ($MM) GWB Legacy - Loans at Amortized GWB Legacy - HF Financial Corp. Other Acquired Cost Loans at Fair Value Acquired Loans Loans Total ALLL $ 61,658 $ — $ 1,020 $ 2,010 $ 64,688 Remaining Loan Discount $ — $ — $ 13,749 $ 6,101 $ 19,850 Fair Value Adjustment (Credit) $ — $ 7,415 $ — $ — $ 7,415 Total ALLL / Discount / FV Adj. $ 61,658 $ 7,415 $ 14,769 $ 8,111 $ 91,953 Total Loans $ 7,812,748 $ 888,247 $ 558,279 $ 120,545 $ 9,379,819 ALLL / Total Loans 0.79% —% 0.18% 1.67% 0.69% Discount / Total Loans —% —% 2.46% 5.06% 0.21% FV Adj. / Total Loans —% 0.83% —% —% 0.08% Total Coverage / Total Loans (1) 0.79% 0.83% 2.64% 6.73% 0.98% (1) Comprehensive Credit-Related Coverage is a non-GAAP measure that Management believes is useful to demonstrate that the FV adjustments related to credit and remaining loan discounts consider credit risk and should be considered as part of total coverage. 14

Appendix 2 Accounting for Loans at FV and Related Derivatives

# Loans at FV and Related Derivatives

Great Western Bancorp, Inc.

## Overview

- For certain loans with an original term greater than 5 years with a fixed rate to the customer, Great Western Bank ("GWB") has entered into equal and offsetting fixed-to-floating interest rate swaps with two US counterparties
- Total size of the portfolio was $888.2 million at June 30, 2018
- GWB has elected the Fair Value Option (ASC 825) on these loans and applies a similar treatment to the related derivatives:
  - Changes in the fair value of the loans and the derivatives and the current period realized cost (benefit) of the derivatives (i.e., the net pay fixed/receive floating settlement) are recorded in earnings through noninterest income
  - This differs significantly from most peers who have elected Hedge Accounting treatment
  - The historical election is irrevocable so the concept will be present for the foreseeable future in GWB's financial statements *even if* different accounting elections are made on future originations
  - Management presents non-GAAP measures to provide more clarity on the underlying economics

## Summary

| | *Income Statement Line Item:* | | | |
|---|---|---|---|---|
| | ***Net increase (decrease) in fair value of loans at fair value*** | ***Net realized and unrealized gain (loss) on derivatives*** | ***Net Relationship*** | ***Notes*** |
| Increase (decrease) in FV related to interest rates | $ (7,493) | $ 7,493 | $ — | **(1)** |
| Increase (decrease) in FV related to credit | $ 123 | $ 10 | $ 133 | **(2)** |
| Increase (decrease) in SWAP fees | $ — | $ 1,420 | $ 1,420 | **(3)** |
| Current period realized cost of derivatives | $ — | $ (830) | $ (830) | **(4)** |
| **Subtotal, loans at FV and related derivatives** | $ (7,370) | $ 8,093 | $ 723 | **(5)** |

(1) Equal and offsetting each period. Changes in the FV of each financial asset and liability driven by current compared to contractual rates.

(2) Management records an adjustment for credit risk in noninterest income based on loss history for similar loans, adjusted for an assessment of existing market conditions for each loan segment. The FV adjustment related to credit is not included in the ALLL but loans are included in the ALLL coverage ratio denominator.

(3) Swap fees are fees related to transacting interest rate swaps and other interest rate derivatives.

(4) Current period actual cost of fixed-to-float interest rate swaps. Within non-GAAP financial measures, management reclassifies this component to interest income, resulting in adjusted interest income, adjusted net interest income and adjusted NIM, reflecting the underlying economics of the transactions. All else equal, this drag on earnings will reduce as short-term LIBOR rates increase.

(5) While US GAAP mandates the presentation of these items in noninterest income, management believes the residual net amount economically represents the net credit exposure of this segment of the portfolio - presented as a "credit-related charge" in the earnings release and elsewhere (see note **(2)**) - and the current period derivative cost which should be analyzed relative to gross interest income received from the loan customers (see note **(4)**) as presented in non-GAAP measures.

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